UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2020

UNIVERSAL TECHNICAL INSTITUTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16220 North Scottsdale Road, Suite 500 Scottsdale, AZ 85254 (623) 445-9500	85254
(Address of principal executive offices)	(Zip Code)

(480) 443-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.0001 per share	UTI	New York Stock Exchange
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On February 20, 2020, Universal Technical Institute, Inc., a Delaware corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with B. Riley FBR, Inc., as representative of the several underwriters named therein (the “Underwriters”) to issue and sell an aggregate of 6,782,610 shares (the “Firm Shares”) of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) in a public offering, at a price to the public of $7.75 per share, pursuant to a registration statement on Form S-3 (Registration No. 333-236146) (the “Registration Statement”) and the accompanying prospectus, including the related prospectus supplement, filed with the Securities and Exchange Commission (the “Offering”). In addition, the Company granted the Underwriters an option (“Option”) to purchase up to an additional 1,017,390 shares of the Common Stock for a period of 30 days from February 20, 2020.

The Company estimates that the net proceeds from the Offering will be approximately $49.2 million, or approximately $56.7 million if the Underwriters exercise the Option in full, after deducting underwriting discounts and estimated offering expenses. The Offering of the Firm Shares closed on February 25, 2020.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the complete text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the legal opinion of DLA Piper LLP (US) relating to the legality of the Common Stock sold is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

On February 20, 2020, the Company issued a press release announcing Offering described in Item 1.01 of this Report. A copy of the press release is attached hereto as Exhibit 99.1.

On February 21, 2020, the Company issued a press release announcing the pricing of the Offering described in Item 1.01 of this Report. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 20, 2020, by and between Universal Technical Institute, Inc. and B. Riley FBR, Inc., as representative of the several underwriters.

5.1	Opinion of DLA Piper LLP (US)

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

99.1	Offering Press Release dated February 20, 2020

99.2	Pricing Press Release dated February 21, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2020	Universal Technical Institute, Inc.

	By:	/s/ Troy R. Anderson
	Name:	Troy R. Anderson
	Title:	Executive Vice President and Chief Financial Officer

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